PACHOLDER HIGH YIELD FUND, INC.

Dear Stockholders:

The Pacholder High Yield Fund, Inc. (the “Fund”) had a very strong fourth quarter rally that has carried over through January. Beginning in mid-October, the market began to rise steadily, posting flat or positive results for more than forty straight days. In November, the high yield market had one of the best months in the history of the market, posting a 5.44% return. This rally was fueled by the 50 basis point cut in the Fed Funds rate in early November. December maintained the positive momentum as the market posted a total return of 1.18%, and in January 2003 the high yield market returned 2.98%.

The fourth quarter started off on a very negative note, selling off sharply in early October in sympathy with the equity markets. The market began to recover from this sharp sell off on October 10 but the CS First Boston High Yield Index, Developed Countries Only™ (the “Index”) still ended up posting a slightly negative return in October of -0.65%. November’s results (+5.44% for the Index) were led by a recovery in the distressed sector of the high yield market (defaulted and CC rated securities) and followed by strong showings in the B and CCC rated sectors. December was relatively stable as the market digested a large number of new issues in the beginning of the month and activity slowed dramatically over the holidays. The Index posted a positive 1.18% return in December. For the fourth quarter of 2002 the Index generated a total return of 5.99%.

While previous rallies in the high yield market in 2002 were relatively short lived, this one appears to have more momentum and strength. Including the positive results in January 2003, the Index has reported positive results for three straight months after posting negative returns in five of the six previous months.

Investor sentiment with regard to high yield was very positive during the quarter, as is often the case when the market is performing well. October, November and December registered positive mutual fund inflows of $1.9 billion, $2.8 billion and $1.1 billion, respectively. For the quarter total inflows were a robust $5.85 billion, which represents nearly 60% of the total inflows into the high yield market for the year.

Similar to the returns in the high yield market, the returns of the broad equity indices in the fourth quarter were very positive. For the fourth quarter, the Russell 2000 Index returned +6.16%, the S&P 500 returned +8.44%, and Dow returned 10.60%.

Overview of the Fourth Quarter and Year

For the three months ended December 31, 2002, the Fund posted a total return of 9.17%, outperforming the average total return of all closed-end funds of 7.19% and the Index’s total return of 5.99%. The Fund’s portfolio (gross of fees and expenses) returned 5.69% for the quarter, which is comparable to the market. The Fund’s strong performance compared to the Index is primarily attributable to the Fund’s leveraged capital structure and the mark to market valuation of its interest rate swaps.

Although the relatively high rate of corporate defaults continued to affect the Fund and the market in the fourth quarter, the default rate has been declining since July 2002. We believe the continuance of this trend is a key component in the ability of the high yield market to rebound from the difficult market conditions of the past five years. The Fund experienced a 1.51% default rate for the fourth quarter and 8.33% for 2002, as compared to the 2.57% default rate experienced by the overall high yield market for the fourth quarter and 16.13% for 2002, as measured by Moody’s. We continue to participate actively in a number of the Fund’s portfolio positions that are undergoing restructuring to maximize the Fund’s recovery on these positions and to expedite the reorganization process to convert Fund assets from non-accruing to accruing. The pace of companies exiting bankruptcy has begun to increase, which we believe is positive for the securities the Fund holds in these companies.

The high yield market recovery during the quarter was evident in the Index’s average price, yield, and spread over Treasuries. For the quarter, the average price of the Index rose 3.76 points from 69.89 to 73.65, its yield decreased 110 basis points from 13.22% to 12.12%, and its spread over the comparable Treasury decreased by 114 basis points, from 1042 to 928.

In contrast to the third quarter, which showed widespread negative performance among the market’s industry sectors, the fourth quarter produced 17 out of 19 sectors with positive returns. Sectors that performed relatively well during the quarter were Information Technology, Telecommunications — Fixed, and Cellular. Declining sectors included Metals/Minerals and Transportation. During the quarter the Fund had strong performance relative to the market in the Food/Tobacco, Telecommunications — Fixed, and Chemicals and underperformed in the Energy, Metals/Minerals, and Aerospace segments of the market. The Fund’s portfolio is well diversified, with investments in 179 issuers in 36 different industries. The Fund’s highest sector concentration is in the Forest Products/Containers segment of the market, which accounted for 8.9% of net assets as of December 31, 2002.

For the year ended December 31, 2002, the Pacholder High Yield Fund, Inc. (the “Fund”) posted a total return of -13.05%, underperforming the average total return of all closed-end high yield funds of -5.80% (as reported by Thompson Financial) and the Index total return of 3.03%. The

PACHOLDER HIGH YIELD FUND, INC.

Fund’s relative underperformance, as compared to the Index, for the year is attributable to the cost of its leverage (including the mark to market valuation of its interest rate swaps) and its being overweighted in B rated securities and underweighted in BB rated securities compared to the Index.

Outlook

Although it does appear that pieces for a recovery in the high yield market are taking shape, the situation in Iraq creates a great degree of short-term uncertainty with regard to the timing and strength of the recovery in the economy. Given this environment, we expect to proceed judiciously by adding investments that we believe are undervalued and selling positions for credit reasons or that we believe have limited upside potential.

In the fourth quarter, we continued to increase the Fund’s exposure to cyclical sectors that we expect will benefit from the economic recovery and averaged down in turnaround situations that we believe have a reasonable recovery scenario. This strategy is intended to allow the Fund to more fully participate in the upside of the market while continuing to generate a high current income. While cautiously optimistic, we continue to maintain a disciplined risk management approach to the overall portfolio.

Sincerely,

William J. Morgan

President

February 21, 2003

Please visit our web site, www.phf-hy.com, for information on the Fund’s NAV, share price, news releases, and SEC fillings. We created this site to provide shareholders quick and easy access to the timeliest information available regarding the Fund.

DIVIDEND REINVESTMENT PLAN

The Fund’s Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan. Please contact Fifth Third Bank, Corporate Trust Services, 39 Fountain Square Plaza, Mail Drop #10AT66, Cincinnati, OH 45202, and (800) 837-2755.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets

December 31, 2002

Description	Par (000)	Value	Percent of Net Assets

CORPORATE DEBT SECURITIES — 183.1%
AEROSPACE — 2.9%
American Airlines, Series 2001-2 A-1 Pass Thru Cert, 6.978%, 4/1/11	$428	$413,975	0.6%
Atlantic Coast Airlines, Tranche C Pass-Thru Cert, 8.75%, 1/1/07[2]	951	777,420	1.0
Delta Airlines, Inc., Sr Nt, 6.65%, 3/15/04	500	420,135	0.6
Northwest Airlines Corp., Co Guar, 7.625%, 3/15/05	700	479,500	0.7

		2,091,030	2.9
CHEMICALS — 9.7%
Huntsman ICI Chemicals, Sr Sub Nt, 10.125%, 7/1/09	1,000	835,000	1.1
Huntsman Corp., Sr Nt, 9.875%, 3/1/09	250	251,250	0.3
IMC Global, Inc., Sr Nt, 10.875%, 6/1/08	500	545,000	0.8
Lone Star Industries, Sr Sub Nt, 9%, 6/1/11	235	217,375	0.3
Lyondell Chemical Co., Sr Sub Nt, 11.125%, 7/15/12	1,000	990,000	1.4
Philipp Brothers Chemicals, Inc., Sr Sub Nt, 9.875%, 6/1/08	1,935	977,175	1.3
Polyone Corp., Sr Nt, 8.875%, 5/1/12	500	425,758	0.6
Terra Capital, Inc., Sr Nt, 12.875%, 10/15/08	2,225	2,403,000	3.3
Terra Industries, Sr Nt, 10.5%, 6/15/05	500	457,500	0.6

		7,102,058	9.7
CONSUMER PRODUCTS — 6.7%
Dan River, Inc., Sr Sub Nt, 10.125%, 12/15/03	1,000	780,000	1.1
Drypers Corp., Sr Nt, 10.25%, 6/15/07[1,4]	1,465	3,809	0.0
Home Products International, Inc., Sr Sub Nt, 9.625%, 5/15/08	1,775	1,588,625	2.2
Levi Straus and Co., Sr Nt, 12.25%, 12/15/12[2]	750	738,750	1.0
Westpoint Stevens, Inc., Sr Nt, 7.875%, 6/15/05	1,000	315,000	0.4
Windmere Durable, Inc., Sr Sub Nt, 10.00%, 7/31/08	1,500	1,500,000	2.0

		4,926,184	6.7

Description	Par (000)	Value	Percent of Net Assets

ENERGY — 4.3%
Baytex Energy LTD, Sr Sub Nt, 10.5%, 2/15/11	$1,000	$1,055,000	1.4%
Coho Energy, Inc., Sr Sub Nt PIK, 15%, 3/31/07[1,3,4]	2,596	649,076	0.9
Giant Industries, Inc., Sr Sub Nt, 9%, 9/1/07	587	407,965	0.6
Orion Refining Corp., Sr Nt, 10% PIK, 11/15/10[2]	3,832	383	0.0
Orion Refining Corp., Sr Secd Bridge Nt, 14% PIK, 06/01/10[3]	791	197,793	0.3
Orion Refining Corp., Bridge Nt, 10% PIK, 05/23/10[3]	95	23,695	0.0
Teco Energy, Inc., Sr Nt, 10.5%, 12/1/07[2]	850	833,939	1.1

		3,167,851	4.3
FINANCE — 3.1%
Conseco, Inc., Sr Nt, 8.75%, 8/9/06[1,2,4]	1,500	382,500	0.5
Conseco, Inc., Sr Nt, 10.75%, 6/15/09[1,2,4]	1,000	255,000	0.3
Fairfax Financial, Nt, 7.75%, 12/15/03	500	481,328	0.7
Riggs Capital Trust II, Co Guar, 8.875%, 3/15/27	1,250	1,159,525	1.6

		2,278,353	3.1
FOOD & DRUG — 1.1%
Penn Traffic, Co., Sr Nt, 11%, 6/29/09	894	804,600	1.1

		804,600	1.1
FOOD & TOBACCO — 15.4%
Apple South, Inc., Sr Nt, 9.75%, 6/1/06	1,500	487,500	0.7
Avado Brands, Inc., Sr Sub Nt,
11.75%, 6/15/09[1,4]	500	62,500	0.1
Chiquita Brands, Inc., Sr Nt, 10.56%, 3/15/09	1,250	1,285,938	1.7
CKE Restaurants, Inc., Sr Sub Nt, 9.125%, 5/1/09	500	442,500	0.6
CKE Restaurants, Inc., Conv, Sr Sub Nt, 4.250%, 3/15/04	1,000	951,250	1.3
Corn Products International, Inc., Sr Nt, 8.250%, 7/15/07	500	506,079	0.7
Fresh Foods, Inc., Sr Nt, 10.75%, 6/1/06	1,435	1,083,425	1.5
Friendly Ice Cream, Corp., Sr Nt, 10.5%, 12/1/07	1,000	992,500	1.4

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

December 31, 2002

Description	Par (000)	Value	Percent of Net Assets

FOOD & TOBACCO (continued)
National Wine & Spirits, Inc., Sr Nt, 10.125%, 1/15/09	$1,000	$1,010,000	1.4%
Perkins Family Restaurants, Sr Nt, 10.125%, 12/15/07	700	612,500	0.8
Premium Standard Farms, Sr Nt, 9.25%, 6/15/11	1,985	1,637,625	2.2
Sbarro, Inc., Sr Nt, 11%, 9/15/09	500	467,500	0.6
Swift and Co., Sr Nt, 10.125%, 10/1/09[2]	850	807,500	1.1
Tom’s Foods, Inc., Sr Nt, 10.5%, 11/1/04	1,000	925,000	1.3

		11,271,817	15.4
FOREST PRODUCTS & CONTAINERS — 16.9%
Ainsworth Lumber Co. Ltd., Sr Nt, 12.5%, 7/15/07	1,000	1,045,000	1.4
Alabama Pine Pulp, Inc., Tranche B Bank Debt, 5.84%, 6/30/05[1]	1,333	39,982	0.1
Alabama Pine Pulp, Inc., Tranche C Bank Debt, 10.75%, 12/31/08[1]	2,002	60,060	0.1
American Tissue, Inc., Sr Sec Nt, 12.5%, 7/15/06[1,4]	2,001	410,197	0.6
Appleton Papers, Inc., Sr Sub Nt, 12.5%, 12/15/08	1,000	1,098,750	1.5
Applied Extrusion Technologies, Sr Sub Nt, 10.75%, 7/1/11	1,600	1,040,000	1.4
Bway Corp, Sr Sub Nt,10%, 10/15/10[2]	250	260,625	0.3
Buckeye Cellulose Corp., Sr Sub Nt, 9.25%, 9/15/08	1,410	1,219,650	1.7
Buckeye Technologies, Inc., Sr Sub Nt, 8%, 10/15/10	465	377,812	0.5
Caraustar Industries, Sr Sub Nt, 9.875%, 4/1/11	500	517,500	0.7
Constar International, Sr Sub Nt, 11%, 12/1/12	500	500,000	0.7
Jarden Corp., Sr Sub Nt, 9.75%, 5/1/12	1,000	1,025,000	1.4
Fibermark, Inc., Sr Nt, 10.75%, 4/15/11	1,365	1,385,475	1.9
Millar Western Forest Products Ltd, Sr Nt, 9.875%, 5/15/08	1,000	955,000	1.3
Portola Packaging Inc., Sr Nt, 10.75%, 10/1/05	2,410	2,446,150	3.3

		12,381,201	16.9

Description	Par (000)	Value	Percent of Net Assets

GAMING & LEISURE — 3.2%
Bally Total Fitness Holding Corp., Sr Sub Nt, 9.875%, 10/15/07	$2,000	$1,750,000	2.4%
Turning Stone Casino Resort Enterprise, Sr Nt, 9.125%, 12/15/10[2]	600	616,500	0.8

		2,366,500	3.2
HEALTH CARE — 12.1%
Alaris Medical, Inc., Sr Nt, 11.625%, 12/01/06	500	566,875	0.8
Alaris Medical, Inc., Sr Sub Nt, 9.75%, 12/01/06	500	502,500	0.7
Alliance Imaging, Inc., Sr Sub Nt, 10.375%, 4/15/11	1,000	980,000	1.3
Beverly Enterprises, Inc., Sr Nt, 9.625%, 4/15/09	750	633,750	0.9
Concentra Operating Corp., Sr Sub Nt, 13%, 8/15/09	1,124	1,140,860	1.5
Extendicare Health Services, Sr Sub Nt, 9.35%, 12/15/07	1,500	1,252,500	1.7
Extendicare Health Services, Sr Nt, 9.5%, 7/1/10[2]	250	243,750	0.3
Hanger Orthopedic Group, Inc., Sr Nt, 10.375%, 2/15/09	750	780,000	1.1
Hanger Orthopedic Group, Inc., Sr Sub Nt, 11.25%, 6/15/09	500	517,500	0.7
Healthsouth Corp., Nt, 7.625%, 6/1/12	500	415,000	0.6
IVAX Corp., Conv, 4.5%, 5/15/08	500	413,750	0.6
Magellan Health Services, Inc., Sr Sub Nt, 9%, 2/15/08	1,500	386,250	0.5
US Oncology, Inc., Sr Sub Nt, 9.625%, 2/1/12	1,000	1,020,000	1.4

		8,852,735	12.1
INFORMATION TECHNOLOGY — 3.5%
Avaya, Inc., Sr Nt, 11.125%, 4/1/09	800	728,000	1.0
Ingram Micro, Inc., Sr Sub Nt, 9.875%, 8/15/08	700	742,000	1.0
Nortel Networks, Ltd., Nt, 6.125%, 2/15/06	500	337,500	0.5
Solectron Corp., Sr Nt, 9.625%, 2/15/09	750	735,000	1.0

		2,542,500	3.5

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

December 31, 2002

Description	Par (000)	Value	Percent of Net Assets

MANUFACTURING — 13.7%
Airxcel, Inc., Sr Sub Nt, 11%, 11/15/07	$1,500	$1,192,500	1.6%
Better Minerals and Aggregates Co., Sr Sub Nt, 13%, 9/15/09	1,675	611,375	0.8
Day International Group, Inc., Sub Nt, 9.5%, 3/15/08	2,000	1,630,000	2.2
Indesco International, Inc., Conv, Sr Sub Nt, 10%, 3/8/08[3]	291	290,529	0.4
Key Components, LLC, Sr Sub Nt, 10.5%, 6/1/08	500	485,000	0.7
Knoll Inc., Sr Sub Nt, 10.875%, 3/15/06	814	777,370	1.1
MMI Products, Inc., Sr Sub Nt, 11.25%, 4/15/07	1,455	1,347,694	1.8
National Waterworks, Inc., Sr Sub Nt, 10.5%, 12/1/12[2]	350	367,062	0.5
Park-Ohio Industries, Sr Sub Nt, 9.25%, 12/1/07	500	327,500	0.4
Precision Partners, Inc., Sr Sub Nt, 12%, 3/15/09	1,175	396,562	0.5
Rexnord Corp., Sr Sub Nt, 10.125%, 12/15/12[2]	250	257,500	0.4
Tyco International Group, Nt, 6.250%, 6/15/03	1,000	992,628	1.4
Tyco International Group, Nt, 4.95%, 8/1/03	175	172,403	0.2
Xerox Capital Corp., Sr Nt, 9.75%, 1/15/09[2]	750	723,750	1.0
Xerox Corp., Nt, 5.5%, 11/15/03	500	490,000	0.7

		10,061,873	13.7
MEDIA & TELECOM: BROADCASTING — 5.3%
Canwest Media, Inc., Sr Sub Nt, 10.625%, 5/15/11	1,000	1,072,500	1.5
Granite Broadcasting Corp., Sr Sub Nt, 10.375%, 5/15/05	1,600	1,392,000	1.9
Nexstar Broadcasting Corp., Sr Sub Nt, 12%, 4/1/08	500	545,000	0.7
Spanish Broadcasting System, Co Guar, 9.625%, 11/1/09	825	858,000	1.2

		3,867,500	5.3
MEDIA & TELECOM: CABLE — 7.9%
Adelphia Communications, Corp., Sr Nt, 9.375%, 11/15/09[1,4]	1,500	585,000	0.8
Block Communications, Inc., Sr Sub Nt, 9.25%, 4/15/09	500	518,750	0.7

Description	Par (000)	Value	Percent of Net Assets

MEDIA & TELECOM: CABLE (continued)
Charter Communications Holdings LLC, Sr Nt, 10%, 4/1/09	$2,000	$900,000	1.2%
Insight Communications, Inc., Sr Disc Nt, 0/12.25%, 2/15/11	2,000	1,112,500	1.5
Mediacom LLC/Capital Corp., Sr Nt, 8.50%, 4/15/08	1,500	1,357,500	1.9
Mediacom LLC/Capital Corp., Sr Nt, 9.50%, 1/15/03	500	452,500	0.6
RCN Corp., Sr Nt, 10%, 10/15/07	1,400	315,000	0.4
RCN Corp., Sr Disc Nt, 0/9.8%, 2/15/08	1,000	190,000	0.3
Telewest PLC, Sr Disc Debs, 11%, 10/1/07[1,4]	2,000	370,000	0.5

		5,801,250	7.9
MEDIA & TELECOM: FIXED COMMUNICATIONS — 8.6%
Alaska Communications Systems Holdings, Inc., Sr Sub Nt, 9.375%, 5/15/09	1,000	720,000	1.0
Convergent Communications, Inc., Sr Nt, 13%, 4/1/08[1,4]	6,550	16,375	0.0
DTI Holdings, Inc., Sr Disc Nt, 0/12.5%, 3/1/08[1,4]	3,750	375	0.0
Exodus Communications, Inc., Sr Nt 10.75%, 12/15/09[1,4]	1,320	79,200	0.1
Exodus Communications, Inc., Sr Nt 11.625%, 7/15/10[1,4]	500	30,000	0.1
GCI, Inc., Sr Nt, 9.75%, 8/1/07	1,750	1,408,750	1.9
Global Crossing Holdings, Ltd., Sr Nt, 9.125%, 11/15/06[1,4]	2,000	70,000	0.1
Level 3 Comm, Sr Nt, 11.25%, 3/15/10	789	501,015	0.7
MCI Communication Corp, Nt, 8.25%, 1/20/23[1,4]	800	396,000	0.6
Mastec, Inc., Sr Sub Nt, 7.75%, 2/1/08	700	612,500	0.8
Metromedia Fiber Network, Inc., Sr Nt, 10%, 12/15/09[1,4]	1,500	26,250	0.0
Nextlink Communications, Inc., Sr Nt, 10.5%, 12/1/09[1,4]	1,500	9,375	0.0
Pathnet, Inc., Sr Nt, 12.25%, 4/15/08[1,4]	2,295	22,950	0.0
PSINet, Inc., Sr Nt, 10.5%, 12/1/06[1,4]	300	12,750	0.0
PSINet, Inc., Sr Nt, 10%, 2/15/05[1,4]	1,100	46,750	0.1
Qwest Services Corp., Co Guar, 13%, 12/15/07[2]	1,226	1,268,910	1.7
Worldcom, Inc., Nt, 7.875%, 5/15/03[1,4]	1,500	360,000	0.5

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

December 31, 2002

Description	Par (000)	Value	Percent of Net Assets

MEDIA & TELECOM: FIXED COMMUNICATIONS (continued)
Worldcom, Inc., Nt, 6.95%, 8/15/28[1,4]	$1,500	$360,000	0.5%
Worldcom, Inc., Sr Nt, 6.5%, 5/15/04[1,4]	1,500	360,000	0.5

		6,301,200	8.6
MEDIA & TELECOM: WIRELESS COMMUNICATIONS — 16.5%
Alamosa Delaware, Inc., Sr Nt, 13.625%, 8/15/11	1,500	502,500	0.7
American Tower, Sr Nt, 9.375%, 2/1/09	570	447,450	0.6
Arch Wireless, Inc., Sr Sub Nt, 10%, 5/15/07	207	186,697	0.3
Arch Wireless, Inc., Sub Nt, 12%, 5/15/09	159	79,500	0.1
Centennial Cellular Corp., Sr Sub Nt, 10.75%, 12/15/08	2,375	1,294,375	1.8
Crown Castle Int’l Corp., Sr Nt, 0/10.375%, 5/15/11	1,500	982,500	1.3
Crown Castle Int’l Corp., Sr Sub Nt, 9.5%, 8/1/11	1,000	820,000	1.1
Dobson/Sygnet Communications Corp., Sr Nt, 10.875%, 7/1/10	1,000	850,000	1.2
Nextel Communications, Inc., Sr Nt, 9.375%, 11/15/09	1,500	1,365,000	1.9
Rural Cellular Corp., Sr Sub Nt, 9.625%, 5/15/08	2,050	1,240,250	1.7
SBA Communications Corp., Sr Nt, 10.25%, 2/1/09	1,000	545,000	0.7
SBA Communications Corp., Sr Disc Nt, 0/12%, 3/1/08	1,050	561,750	0.8
Telecorp PCS, Inc., Sr Sub Nt, 10.625%, 7/15/10	575	621,000	0.8
Tritel PCS, Inc., Sr Sub Nt, 10.375%, 1/15/11	975	1,048,125	1.4
Triton PCS, Inc., Sr Sub Nt, 0/11%, 5/1/08	750	628,125	0.9
TSI Telecommunications, Inc., Sr Sub Nt, 12.75%, 2/1/09	1,000	895,000	1.2

		12,067,272	16.5
MEDIA & TELECOM: DIVERSIFIED — 12.5%
Garden State Newspapers, Inc., Sr Sub Nt, 8.75%, 10/1/09	800	816,000	1.1
Liberty Group Operating, Inc., Sr Sub Nt, 9.375%, 2/1/08	2,000	1,752,500	2.4

Description	Par (000)	Value	Percent of Net Assets

MEDIA & TELECOM: DIVERSIFIED (continued)
Liberty Group Publishing, Inc., Sr Disc Nt, 0/11.625%, 2/1/09	$1,125	$625,781	0.8%
Perry-Judd, Sr Sub Nt, 10.625%, 12/15/07	1,650	1,660,312	2.3
Phoenix Color Corp., Sr Sub Nt, 10.375%, 2/1/09	1,330	1,137,150	1.5
Primedia, Inc., Sr Nt, 8.875%, 5/15/11	1,000	910,000	1.2
Six Flags, Inc., Sr Nt, 9.5%, 2/1/09	500	485,000	0.7
Premier Parks, Inc., Sr Disc Nt, 0/10%, 4/1/08	500	486,250	0.7
Tri-State Outdoor Media, Sr Nt, 11%, 5/15/08[1,4]	2,000	1,312,500	1.8

		9,185,493	12.5
METALS & MINERALS — 7.2%
Horizon Natural Resources, Sr Nt, 11.75%, 5/8/09[1,4]	900	13,500	0.0
LTV Corp., Sr Nt, 11.75%, 11/15/09[1,4]	1,000	6,250	0.0
NS Group, Inc., Sr Nt, 13.5%, 7/15/03	1,227	1,233,135	1.7
Oglebay Norton Co., Sr Sub Nt, 10%, 2/1/09	2,250	1,158,750	1.6
On Semiconductor Corp., Sr Nt, 12%, 5/15/08[2]	800	592,000	0.8
Ryerson Tull, Inc., Sr Nt, 9.125%, 7/15/06	750	708,873	1.0
United Steel LLC, Sr Nt, 10.75%, 8/1/08	1,075	1,064,250	1.4
Wolverine Tube, Inc., Sr Nt, 10.5%, 4/1/09	500	512,500	0.7

		5,289,258	7.2
RETAIL — 4.7%
Central Tractor, Sr Nt, 10.625%, 4/1/07[1,4]	1,500	0	0.0
CSK Automotive, Inc., Sr Nt, 12%, 6/15/06	1,000	1,075,000	1.5
Group 1 Automotive, Inc., Sr Sub Nt, 10.875%, 3/1/09	680	703,800	1.0
Guitar Center Mgmt., Sr Nt, 11%, 7/1/06	1,520	1,542,800	2.1
Mattress Discounters Co., Sr Nt, 12.625%, 7/15/07[1,4]	1,000	103,750	0.1

		3,425,350	4.7
SERVICES — 13.1%
Alderwood Group, Sr Nt, 12.25%, 1/2/09	1,500	1,372,500	1.9

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

December 31, 2002

Description	Par (000)	Value	Percent of Net Assets

SERVICES (continued)
Alderwood Group, Sr Nt, 11%, 1/2/07	$253	$253,863	0.3%
Pierce Leahy, Inc., Sr Nt. 8.125%, 5/15/08	500	513,750	0.7
Rose Hills Co., Sr Sub Nt, 9.5%, 11/15/04	1,275	1,166,625	1.6
Service Corporation International, Sr Nt, 7.7%, 4/15/09[2]	1,000	940,000	1.3
Service Corporation International, Sr Sub Nt, 6.875%, 10/1/07	500	460,000	0.6
Twin Laboratories, Inc., Sr Sub Nt, 10.25%, 5/15/06	650	305,500	0.4
Volume Services America, Inc., Sr Sub Nt, 11.25%, 3/1/09	1,750	1,671,250	2.3
Wesco Distribution, Inc., Sr Sub Nt, 9.125%, 6/1/08	2,500	2,012,500	2.7
Williams Scotsman, Inc., Sr Nt, 9.875%, 6/1/07	1,000	930,000	1.3

		9,625,988	13.1
TRANSPORTATION — 8.2%
Anchor Lamina, Inc., Sr Sub Nt, 9.875%, 2/1/08	1,050	372,750	0.5
Asbury Automotive, Co Guar, 9%, 6/15/12	1,000	875,000	1.2
Collins and Aikman, Sr Nt, 10.75%, 12/31/11	1,000	957,500	1.3
CP Ships, Ltd., Sr Sub Nt, 10.375%, 7/15/12	500	527,500	0.7
Delco Remy International, Inc., Sr Sub Nt, 11%, 5/1/09	1,500	780,000	1.1
Greyhound Lines, Inc., Sr Sub Nt, 11.5%, 4/15/07	1,200	846,000	1.1
Hayes Lemmerz International, Inc., Sr Sub Nt, 9.125%, 7/15/07[1,4]	1,500	41,250	0.1
Hayes Lemmerz International, Inc., Sr Sub Nt, 11.875%, 6/15/06[1,2,4]	500	282,500	0.4
Metaldyne Corp., Sr Sub Nt, 11%, 6/15/12	1,000	825,000	1.1
Oshkosh Truck Corp., Sr Sub Nt, 8.75%, 3/1/08	500	516,875	0.7

		6,024,375	8.2
UTILITIES — 6.5%
AES Corp., Sr Nt, 9.5%, 6/1/09	2,250	1,389,375	1.9
AES Corp., Sr Nt, 9.375%, 9/15/10	180	108,900	0.2

Description	Shares/Par (000)	Value	Percent of Net Assets

UTILITIES (continued)
Calpine Corp., Sr Nt, 8.5%, 5/1/08	$1,500	$660,000	0.9%
Calpine Corp., Sr Nt, 8.625%, 8/15/10	750	322,500	0.4
Edison Mission, Inc., Sr Nt, 10%, 8/15/08	2,000	970,000	1.3
Ilinois Power Co., Sr Nt, 11.5%, 12/15/10[2]	825	800,250	1.1
Nevada Power Co., Sr Nt, 10.875%, 10/15/09[2]	500	507,500	0.7

		4,758,525	6.5

Total Corporate Debt Securities
(amortized cost $190,805,653)		134,192,913	183.1

EQUITY INVESTMENTS — 6.4%
Adelphia Communications, Inc., Pfd, 13%, 7/15/09[1,4]	5,000	3,750	0.0
Broadwing Communications, Inc., Pfd, 12.5%, 8/15/09[1,4]	2,250	205,313	0.3
Glasstech, Inc., Series C, Pfd[1,3]	5	0	0.0
Kaiser Group Holdings, Inc., Pfd, 7%, 12/31/07	52,301	2,092,040	2.9
Kaiser Group Holdings, Inc., Puts[1,3]	52,082	0	0.0
McLeod USA, Inc., Conv Pfd, 2.5%, 4/18/12	7,655	31,768	0.0
Metrocall, Inc., Series A, Pfd	2,158	6,474	0.0
Rural Cellular Corp., Pfd, 11.375% PIK, 5/15/10	1,665	420,413	0.6
Sinclair Capital Hytops, Pfd, 11.625%, 3/15/09	5,000	531,250	0.7
XO Communications, Inc., Pfd, 13.5% PIK, 6/1/10[1,4]	1,580	16	0.0
Arch Wireless, Inc., Common Stock[1]	27,324	59,293	0.1
Classic Communications, Inc., Common Stock[1]	5,250	11	0.0
Coho Energy, Inc., Common Stock[1]	74,857	10	0.0
Davel Communications, Inc., Common Stock[1]	523,104	7,847	0.0
Franks Nursery and Crafts, Common Stock[1]	151,322	204,285	0.3
Glasstech, Inc., Class C, Common Stock[1,3]	5	0	0.0
Harvard Industries, Inc., Common Stock[1]	191,199	956	0.0

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (concluded)

December 31, 2002

Description	Shares/Par (000)	Value	Percent of Net Assets

EQUITY INVESTMENTS (continued)
Indesco International, Inc., Common Stock[1,3]	$60,345	$211,208	0.3%
International Knife and Saw, Common Stock[1,3]	16,665	41,250	0.1
Kaiser Group Holdings, Inc., Common Stock	63,011	330,808	0.4
McLeod USA, Inc., Common Stock[1]	375	305	0.0
Metrocall, Inc., Common Stock[1]	2,504	3,756	0.0
Orion Refining Corp, Common Stock[1]	1,706	0	0.0
Safeguard Business Systems, Inc., Common Stock[1,3]	533	0	0.0
Safety Components International, Inc., Common Stock[1]	53,517	267,585	0.4
Wiltel Communications, Inc., Common Stock[1]	17,373	262,628	0.3
DTI Holdings, Inc., Warrants, 3/1/08[1,3]	18,750	0	0.0
Gulf States Steel, Warrants, 4/15/03[1,3]	500	0	0.0
Mattress Discounters, Warrants[1,3]	1,000	0	0.0
McLeod USA, Inc., Warrants	16,963	5,089	0.0
Orion Refining Corp, Warrants[1]	10,522,004	0	0.0
Paging Network Do Brasil Holding Co. LLC, Warrants[1,3]	500	0	0.0
Saberliner Corp., Warrants, 4/15/03[1,3]	500	0	0.0
Safeguard Business Systems, Inc., Warrants[1,3]	1,417	0	0.0

Total Equity Investments
(cost $26,494,245)		4,686,055	6.4

REPURCHASE AGREEMENTS — 42.3%
Goldman Sachs Corp. 1.4325%, dated 12/31/02, matures 1/2/03 (at amortized cost), repurchase price 7,000,557	7,000	7,000,000	9.5
Lehman Brothers Agency 1.2%, dated 12/31/02, matures 1/2/03 (at amortized cost), repurchase price 3,080,985	3,081	3,080,780	4.3

Description	Shares/Par (000)	Value	Percent of Net Assets

REPURCHASE AGREEMENTS (continued)
Merrill Lynch A2/P2 1.39%, dated 12/31/02, matures 1/2/03 (at amortized cost), repurchase price 7,000,541	$7,000	$7,000,000	9.5
Morgan Stanley Corp. 1.3925%, dated 12/31/02, matures 1/2/03 (at amortized cost), repurchase price 7,000,542	7,000	7,000,000	9.5
Salomon Brothers Corp. 1.4125%, dated 12/31/02, matures 1/2/03 (at amortized cost), repurchase price 7,000,549	7,000	7,000,000	9.5%

Total Repurchase Agreements		31,080,780	42.3

TOTAL INVESTMENTS[5]
(amortized cost $248,380,678)		$169,959,748	231.8

Payable Upon Return of Securities Loaned		(31,080,780)	(42.3)

Other Assets in Excess of Liabilities		445,212	0.6

Net Assets		$139,324,180	190.1

Less: Outstanding Preferred Stock at liquidation value plus cumulative accrued dividends		(66,017,605)	(90.1)

Net Assets Applicable to 12,802,990 Shares of Common Stock issued and outstanding; $.01 par value; 49,996,320 shares authorized		$73,306,575	100.0

Net Asset Value Per Common Share ($73,306,575/12,802,990)		$5.73

[1]	Non-income producing security.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $10,655,839.
[3]	Board valued security. These securities amounted to $1,413,551.
[4]	Security in default.
[5]	Includes $25,949,078 of securities loaned.
PIK	Payment in kind.

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Operations

For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest, dividends, and other	$19,638,317
EXPENSES:
Investment advisory fee (Note 5)	665,631
Administrative fee (Note 5)	173,842
Printing	96,000
Postage and other	81,422
Custodian, transfer agent and accounting fees (Note 5)	77,566
Legal fees	136,327
Directors' fees and expenses	75,525
Audit fee	49,650
Insurance	26,485

Operating Expenses	1,382,448

Net interest payments on rate swaps (Note 3)	1,630,995
Commissions on auction rate preferred stock	210,990

Expenses Related to Leverage	1,841,985

Total Expenses	3,224,433

Net Investment Income	16,413,884
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments	(8,047,519)
Net change in unrealized appreciation/(depreciation):
Investments	(15,307,685)
Swaps	(2,505,755)

Net unrealized appreciation/(deperciation) on investments	(17,813,440)

Net realized and unrealized gain/(loss) on investments	(25,860,959)

Net increase/(decrease) in net assets resulting from operations	(9,447,075)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,583,372)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(11,030,447)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001

INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income	$16,413,884	$21,814,611
Net realized gain/(loss) on investments	(8,047,519)	(4,438,792)
Net unrealized appreciation/(depreciation) on investments	(17,813,440)	(18,817,781)
Distributions to preferred stockholders	(1,583,372)	(3,849,146)

Net increase/(decrease) in net assets resulting from operations	(11,030,447)	(5,291,108)

DISTRIBUTIONS TO STOCKHOLDERS FROM:
Common dividends:
Net investment income of $1.19 and $1.65 per share, respectively	(14,625,140)	(19,647,852)
Return of Capital	(572,490)	0

Total decrease in net assets from distributions to stockholders	(15,197,630)	(19,647,852)

FUND SHARE TRANSACTIONS (NOTE 2):
Value of 63,467 and 45,605 shares issued in reinvestment of dividends to common shareholders in 2002 and 2001, respectively	468,153	456,367
Net proceeds from 3,175,092 shares of common stock issued in rights offering after deducting $1,267,426 of offering expenses in 2001	0	30,673,575

Total increase in net assets derived from fund share transactions	468,153	31,129,942

Total net increase/(decrease) in net assets	(25,759,924)	6,190,982
NET ASSETS:
Beginning of period	99,066,499	92,875,517

End of Period	$73,306,575	$99,066,499

Undistributed Net Investment Income		$72,446

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.)

	For the Year Ended December 31, 2002	Year Ended December 31,
		2001	2000	1999	1998

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$7.78	$10.03	$13.55	$15.19	$17.40

Net investment income	1.29	1.88	2.22	2.18	2.30
Net realized and unrealized gain/(loss) on investments	(2.03)	(1.79)	(3.55)	(1.34)	(2.32)
Distributions to Preferred Stockholders	(0.12)	(0.37)	(0.51)	(0.51)	(0.49)

Net increase in net asset value resulting from operations	(0.86)	(0.28)	(1.84)	0.33	(0.51)

Distributions to Stockholders from:
Common:
Net investment income and short-term gains	(1.15)	(1.65)	(1.68)	(1.68)	(1.70)
Net realized long-term gains	—	—	—	—	—
Return of capital	(0.04)	—	—	—	—

Total distributions to common stockholders	(1.19)	(1.65)	(1.68)	(1.68)	(1.70)

Common and Preferred Shares Offering Costs Charged to Paid-In Capital:
Common Shares	—	(0.10)	—	(0.29)	—
Preferred Shares	—	(0.22)	—	—	—

	0.00	(0.32)	—	(0.29)	—

Net asset value, end of period	$5.73	$7.78	$10.03	$13.55	$15.19

Market value per share, end of period	$6.16	$9.08	$10.56	$11.63	$16.38

TOTAL INVESTMENT RETURN(1):
Based on market value per common share(2)	(19.91%)	1.37%	4.97%	(19.91%)	(0.16%)
Based on net asset value per common share(3)	(13.05%)	(8.07%)	(14.48%)	2.56%	(3.19%)
RATIOS TO AVERAGE NET ASSETS(4):
Expenses (prior to expenses related to leverage)	0.83%	0.75%	0.69%	1.14%	0.83%
Expenses (including expenses related to leverage)	1.93%	1.04%	—	—	—
Net investment income (prior to expenses related to leverage)	9.80%	11.55%	11.40%	10.08%	9.72%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000)	$73,307	$99,067	$95,457	$128,752	$108,190
Portfolio turnover rate	40%	32%	35%	37%	88%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period	2,640	3,680	3,500,000	3,500,000	2,450,000
Asset coverage per share of preferred stock outstanding at end of period	$52,768	$51,920	$47	$57	$64
Involuntary liquidation preference and average market value per share of preferred stock	$25,000	$25,000	$20	$20	$20

[1]	Total investment return excludes the effects of commissions. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
[2]	Assumes an investment at the common share market value at the beginning of the period indicated.
[3]	Assumes an investment at the common share net asset value at the beginning of the period indicated.
[4]	Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements

1.	SIGNIFICANT ACCOUNTING POLICIES — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to provide a high level of total return through current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield securities. The Fund invests primarily in fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	SECURITY VALUATIONS — Fixed income securities are priced at the mean of bid and asked of the market by an independent pricing service or broker confirmation. Restricted securities, portfolio securities not priced by the independent pricing service and other assets are valued at fair value as determined under procedures established and monitored by the Board of Directors. At December 31, 2002, there were board-valued securities of $1,413,551. Original obligations with maturities of 60 days or less at the date of purchase are valued at amortized cost.

B.	REPURCHASE AGREEMENTS — In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

C.	FEDERAL TAXES — It is the Fund’s policy to make sufficient distributions to shareholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund has complied with the Internal Revenue Code’s requirements applicable to investment companies. There was no federal excise tax provision at December 31, 2002 and December 31, 2001, because the Fund distributed more than 98% of net investment income.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code.

D.	SECURITIES TRANSACTIONS — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund accretes discounts or amortizes premiums on all fixed-income securities for financial reporting purposes.

For tax purposes, the Fund accretes discounts or amortizes premiums on all fixed-income securities purchased after January 1, 2001. The Fund has elected to defer the accretion of market discount until disposition, at a gain, on securities purchased prior to January 1, 2001 and not to accrete any other discounts or amortize any other premiums.

E.	SECURITY LENDING — The Fund lends its securities to approved brokers to earn additional income and receives cash as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. As of December 31, 2002, the Fund loaned fixed-income securities having a value of approximately $25,949,078. The Fund had received cash collateral of $31,080,780 for the loans and invested the collateral in short-term securities.

F.	INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS —Interest income, expenses, and swap settlements are accrued at least weekly. Dividends to stockholders are paid from net investment income monthly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued at least weekly and are paid weekly from net investment income.

G.	WHEN, AS AND IF ISSUED SECURITIES — The Fund may engage in “when-issued” or “delayed delivery” transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market weekly and begin earning interest on the settlement date.

The Fund had no when-issued or delayed-delivery purchase commitments as of December 31, 2002.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

H.	ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	COMMON STOCK — At December 31, 2002, there were 49,996,320 shares of common stock with a $.01 par value authorized and 12,802,990 shares outstanding. During the year ended December 31, 2002, the Fund issued 63,467 shares of common stock in connection with its dividend reinvestment plan.

Dividends on common shares were $1.19 and $1.65 per common share for the years ended December 31, 2002 and December 31, 2001, respectively.

3.	PREFERRED STOCK AND INTEREST RATE SWAPS — On June 29, 2001, the Fund issued 3,680 shares of Series W Auction Rate Cumulative Preferred Stock (ARPS) at an offering price of $25,000 per share. Dividends on these shares are paid weekly at a annual rate determined by a weekly auction. The Fund is required to maintain certain asset coverages as set forth in the Fund’s Articles Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock. The preferred stock is subject to mandatory redemption at a redemption price of $25,000 per share, plus accumulated and unpaid dividends, if the Fund is not in compliance with the required asset coverage (minimum 2 to 1), tests and restrictions. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the ARPS and common stock. The ARPS has a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. At December 31, 2002, accrued ARPS dividends were $17,605.

In order to bring the Fund in compliance with the required coverage, the Fund redeemed a total of $26,000,000 or 1,040 shares of Series W ARPS at various intervals and amounts during 2002. In 2001, 3,500,000 shares of outstanding preferred stock were redeemed for $71,337,395.

In accordance with the provisions of EITF D-98, “Classification and Measurement of Redeemable Securities”, effective for the current period, the Fund’s distributions to ARPS shareholders are now classified as a component of the “Net increase in net assets from operations” on the statement of operations and statements of changes in net assets, and as a component of the “ Net increase in net asset value resulting from operations” in the financial highlights. Prior year amounts presented have been restated to conform to this period’s presentation. This change has no impact on the net assets applicable to common shares of the Fund.

In 2001, the Fund entered into seven interest payment swap arrangements with Citibank, N. A. New York (Citibank) for the purpose of partially hedging its dividend payment obligations with respect to the ARPS. Pursuant to each of the swap arrangements, the Fund makes payments to Citibank on a monthly basis at fixed annual rates. In exchange for such payments Citibank makes payments to the Fund on a monthly basis at a variable rate determined with reference to the one month London Interbank Offered Rate (LIBOR). The variable rates ranged from 1.42% to 1.92% for the year ended December 31, 2002. The effective date, notional amount, maturity and fixed rates of the swaps are as follows:

Effective Date	Notional Contract Amount	Maturity	Fixed Annual Rate
7/16/2001	$10 million	7/16/2003	4.54%
7/16/2001	$10 million	7/16/2004	5.01%
7/16/2001	$10 million	7/18/2005	5.31%
7/16/2001	$10 million	7/17/2006	5.52%
11/13/2001	$5 million	11/15/2004	3.35%
11/13/2001	$5 million	11/14/2005	3.77%
11/13/2001	$5 million	11/13/2006	4.07%

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. The Fund is exposed to credit loss in the event of nonperformance by counterparties on interest rate swaps, but the Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (concluded)

For the year ended December 31, 2002, the Fund’s receipts under the swap agreements were less than the amount paid and accrued to Citibank by $1,630,995 and are included in the accompanying statement of operations.

The estimated market value of the interest rate swap agreements at December 31, 2002, amounted to approximately $3,175,022 in unrealized loss and is included in the accompanying statement of net assets as a component of Other Assets in Excess of Liabilities.

4.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding commercial paper) for the year ended December 31, 2002 aggregated $65,072,118 and $90,567,044, respectively.

At December 31, 2002, the federal income tax basis of securities was $217,402,919; unrealized depreciation aggregated $78,523,951, of which $4,340,853 related to appreciated securities and $82,864,804 related to depreciated securities.

At December 31, 2002, the Fund had available a capital loss carryforward of $16,935,842, which begins to expire in 2006, to offset any future net capital gains.

5.	TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT — The Fund has an investment advisory agreement with Pacholder & Company, LLC (the “Advisor”) pursuant to which the Advisor serves as the Fund’s investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index, Developed Countries Only™ (formerly known as the CS First Boston Domestic+ High Yield Index). The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average net assets of the Fund. For the year ended December 31, 2002, the Fund’s total return was -13.05%. For the same period, the total return of the CS First Boston High Yield Index, Developed Countries Only™ was 3.03%. For the period ended December 31, 2002, the advisory fee is calculated based on 0.40% of average net assets of the Fund. Certain officers and directors of the Fund are also members of the Executive Committee of the Advisor. At December 31, 2002, accrued advisory fees were $142,850.

The Fund has an administrative services agreement with Kenwood Administrative Management, Inc. (“KAM”) (an affiliate of the Advisor) pursuant to which KAM provides administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average net assets of the Fund. At December 31, 2002, accrued administrative fees were $11,490.

The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and Net Asset Value calculations for the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund’s average weekly net assets and 0.015% of such assets in excess of $100 million. At December 31, 2002, accrued accounting fees were $3,330.

6.	NET ASSETS CONSIST OF:

	December 31, 2002	December 31, 2001
Common stock ($.01 par value)	$128,030	$127,395
Paid-in capital	179,550,689	179,583,215
Undistributed net investment income	—	72,446
Accumulated net realized gain/(loss) on investments	(24,983,761)	(16,935,842)
Unrealized appreciation/(depreciation) on investments	(81,388,383)	(63,780,715)

	$73,306,575	$99,066,499

PACHOLDER HIGH YIELD FUND, INC.

Annual Meeting Results

The Fund held an annual meeting of shareholders on December 17, 2002, to elect directors of the Fund and to approve a New Advisory Agreement.

The results of voting were as follows (by number of shares):

For nominees to the Board of Directors:

William J. Morgan[1]
In favor:	1,925
Withheld:	0

George D. Woodard[1]
In favor:	1,925
Withheld:	0

John F. Williamson[2]
In favor:	11,551,519
Withheld:	417,995

Daniel A. Grant[2]
In favor:	11,555,382
Withheld:	414,132

[1]	Elected by holders of the Fund’s Auction Rate Preferred Stock voting separately as a class.
[2]	Elected by holders of the Fund’s Auction Rate Preferred Stock and Common Stock voting together as a single class.

For approval of New Advisory Agreement:

In favor:	11,431,266
Withheld:	331,180
Abstain:	205,066

PACHOLDER HIGH YIELD FUND, INC.

Independent Auditors’ Report

To the Stockholders and Directors

Pacholder High Yield Fund, Inc.

We have audited the accompanying statement of net assets of Pacholder High Yield Fund, Inc. (the “Fund”), as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pacholder High Yield Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Columbus, Ohio

February 21, 2003

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

Name	Age	Position with the Fund	Year First Elected	Principal Occupation During Past Five Years	Address

William J. Morgan	47	Chairman of the Board, President and Director	1988	President, Secretary and Director, Pacholder Associates, Inc.; Director, ICO, Inc. (oil field services); and Smith-Corona Corporation (office equipment manufacturer).	8044 Montgomery Road, Ste. 480, Cincinnati, OH 45236

Daniel A. Grant	57	Director	1992	President, Utility Management Services (business consulting).

John F. Williamson	63	Director	1991

Chairman and President, Williamson Associates, Inc. (investment adviser) (since January 1997); and Executive Vice President and Chief Financial Officer, Asset Allocation Concepts, Inc. (investment adviser) (1995 to 1996). Director, ICO, Inc. (oil field services).

George D. Woodard	54	Director	1995

Closely Held Business Specialist, Henry & Horne, P.L.C. (certified public accountants) (since March 2000 and 1996-1999); Realtor with A.S.K. Realty (August 1999-February 2000); Principal, George D. Woodard, CPA (1995-1996); and Vice President, Rider Kenley & Associates (certified public accountants) (1994-1995).

James P. Shanahan, Jr.	40	Secretary	1988	Executive Vice President and General Counsel, Pacholder Associates, Inc.

James E. Gibson	37	Treasurer	1995	Executive Vice President, Pacholder Associates, Inc.

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

William J. Morgan Chairman and President James P. Shanahan, Jr. Secretary James E. Gibson Treasurer	John F. Williamson Director George D. Woodard Director Daniel A. Grant Director

Investment Objective

A closed-end fund seeking a high level of total return

through current income and capital appreciation by

investing primarily in high-yield, fixed income securities

of domestic companies.

Investment Advisor

Pacholder & Company, LLC

Administrator

Kenwood Administrative Management, Inc.

Custodian

Bank One Trust Company, N.A.

Transfer Agent

Fifth Third Bank, N.A.

Legal Counsel

Kirkpatrick & Lockhart LLP

Independent Auditors

Deloitte & Touche LLP

Executive Offices

Pacholder High Yield Fund, Inc.

8044 Montgomery Road

Suite 480

Cincinnati, Ohio 45236

(513) 985-3200

Web Site

www.phf-hy.com

This report is for the information of shareholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2002